UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

Hexcel Corporation
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8472	94-1109521
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Stamford Plaza 281 Tresser Boulevard Stamford, Connecticut	06901-3238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (203) 969-0666

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	HXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01.	Other Events.

On February 26, 2025, Hexcel Corporation (the “Company”) issued $300 million aggregate principal amount of its 5.875% Senior Notes due 2035 (the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-278173) (the “Registration Statement”) filed on March 22, 2024.  On February 13, 2025, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated February 11, 2025 (the “Prospectus Supplement”) containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Notes, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC acting as representatives of the several underwriters named therein (collectively the “Underwriters”).  A copy of the Underwriting Agreement has been filed as Exhibit 1.1 to the Current Report on Form 8-K filed with the SEC on February 12, 2025.  The Notes were issued under the base indenture, dated as of August 3, 2015 (the “Base Indenture”), as supplemented by the third supplemental indenture, dated as of February 26, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee.  The Base Indenture has been filed as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.  The Supplemental Indenture and a form of the Notes have been filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The net proceeds to the Company from the sale of the Notes, after the underwriting discount and offering expenses, are estimated to be approximately $296 million.

The Notes will bear interest at the rate of 5.875% per annum and mature on February 26, 2035.  Interest on the Notes will be payable on February 26 and August 26 of each year, beginning on August 26, 2025.

At any time, and from time to time, prior to November 26, 2034, the Company may redeem the Notes, in whole or in part, at a redemption price calculated in a manner set forth in the Indenture.  At any time on or after November 26, 2034, the Company may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the relevant redemption date.

Upon the occurrence of a Change of Control Repurchase Event (as defined in the Supplemental Indenture), unless the Company has exercised its right to redeem the Notes in full, the Company shall be required to make an offer to each holder of Notes to purchase all or, at the election of such holder, any part (equal to a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s Notes for cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the repurchase date.

The Notes are unsecured, unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s existing and future unsecured, unsubordinated indebtedness.  The Notes were issued in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

The Indenture imposes restrictions on the Company and certain of its subsidiaries, including certain restrictions customary for financings of this type that, among other things, limit the ability to incur additional liens, to make certain fundamental changes and to enter into sale and leaseback transactions.  In addition, the Indenture contains events of default customary for financings of this type. For further information about the terms and conditions of the Underwriting Agreement, the Indenture and the Notes, please refer to the Prospectus Supplement.  The descriptions of the Underwriting Agreement, the Indenture and the Notes herein and in the Prospectus Supplement are summaries and are qualified in their entirety by the terms of the Underwriting Agreement, the Indenture and the Notes, respectively.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1
Indenture, dated as of August 3, 2015, among Hexcel Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3ASR (File No. 333-278173), filed with the SEC on March 22, 2024.

4.2	Third Supplemental Indenture, dated as of February 26, 2025, between Hexcel Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee.

4.3	Form of 5.875% Note due 2035 (included in Exhibit 4.2 hereto).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated February 26, 2025.

23.1	Consent of Wachtell, Lipton, Rosen & Katz, dated February 26, 2025 (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

February 26, 2025	/s/ Gail E. Lehman
Gail E. Lehman
Executive Vice President,
Chief Legal and Sustainability Officer